© 2023 VERA THERAPEUTICS, INC. Phase 2b Clinical Trial Data Update January 30, 2023 Exhibit 99.1

Forward Looking Statements Disclaimer   This material has been made available to you with the consent of Vera Therapeutics, Inc. ("we", "us", "our", or the "Company"). Statements contained in this presentation regarding matters, events or results that may occur in the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, atacicept's potential to be a transformational treatment for patients with IgAN and a best-in-class therapy, the Company's plans to advance atacicept into pivotal Phase 3 development in the first half of 2023, and regulatory matters, including the timing and likelihood of success in obtaining drug approvals. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “could,” “will,” “potential,” “plan,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company's current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks related to the regulatory approval process, results of earlier clinical trials may not be obtained in later clinical trials, risks and uncertainties associated with the Company's business in general, the impact of macroeconomic and geopolitical events, including the COVID-19 pandemic, and the other risks described in the Company's filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Investment in any securities described herein has not been approved or disapproved by the Securities and Exchange Commission or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

Agenda for Today’s Meeting Opening Remarks ORIGIN Phase 2b Results Takeaways and Phase 3 Plans Q&A Professor, University of Leicester Founder and CEO, Vera Therapeutics Founder and CEO, Vera Therapeutics CMO, Vera Therapeutics Professor, University of Leicester Founder and CEO, Vera Therapeutics Marshall Fordyce, MD Jonathan Barratt, PhD, FRCP Marshall Fordyce, MD Marshall Fordyce, MD Celia Lin, MD Jonathan Barratt, PhD, FRCP

Atacicept for IgA Nephropathy



Self-administered subcutaneous biologic therapy in development for IgAN

Targets the source of IgAN disease, Gd-IgA1 and its immune complexes, by inhibiting two cytokines, BLyS (also known as BAFF) and APRIL, important in B cell and plasma cell development and maturation origin

Currently being studied in a Phase 2b multinational, 36-week randomized, placebo-controlled, double-blind trial, with a 60-week open label extension

January 2023, reporting positive week 24 and 36 prespecified per-protocol (PP) and intent-to-treat (ITT) results

Gd-IgA1 = galactose-deficient IgA1; BLyS = B lymphocyte stimulator; BAFF = B cell activating factor; APRIL = a proliferation-inducing ligand.

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vera therapeutics

Prespecified Per-Protocol Analysis of ORIGIN Results

Intent-to-treat (ITT)

- Jan 3 data disclosure of ORIGIN results reflected the ITT analysis of all randomized patients (n=116), which is a conservative assessment of efficacy
- ORIGIN benchmarked our primary endpoint to the Tarpeyo label to ensure a derisked Phase 3

Per-protocol (PP)

- In the prespecified PP analysis, the population was defined as patients who had completed treatment according to protocol (n=102); 14 patients across all treatment arms who had protocol violations were identified by a blinded third-party CRO and excluded:
  - 6 due to change in background RAASi post-randomization
  - 3 due to inadequate time of SGLT2i stability (<8 weeks prior to screening)
  - 3 due to missing UPCR data at week 24
  - 1 due to prohibited medication
  - 1 due to compliance <80%
- PP analysis was a planned and prespecified analysis, but not available at the time of our ITT data disclosure
- We believe the PP analysis represents a more accurate assessment of treatment efficacy when compared to the ITT analysis because it minimizes potential confounders for proteinuria measure

RAASi = renin-angiotensin-aldosterone system inhibitor; SGLT2 = sodium-glucose cotransporter-2; UPCR = urine protein:creatinine ratio.

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Stable eGFR through week 24 for patients on atacicept Atacicept safety profile in IgAN patients similar to placebo Gd-IgA1 reduction of 60% at week 24 with atacicept 150 mg Met primary endpoint, clinically & statistically significant UPCR reductions, deepening over time Summary of Positive Phase 2b Results Atacicept 150 mg dose selected for Phase 3 clinical trial, expected to initiate in 1H 2023 eGFR = estimated glomerular filtration rate. Week 24 full data Week 24 full data Week 36 interim data Atacicept 150 mg Placebo Δ Atacicept 150 mg Placebo Δ PP analysis -41% -10% 34% -47% +3% 48% ITT analysis -33% -7% 28% -36% -4% 33%

Atacicept: Potential Value Creation Over Next 18 Months

Catalyst	2022	2023	2024	2025	2026
Presented data on Gd-IgA1, anti-Gd-IgA1, and immune complexes from Phase 2a JANUS trial	✓				
Completed enrollment in Phase 2b ORIGIN trial	✓				
Present 24-week ITT and PP data from ORIGIN trial		✓			
Present 36-week data from ORIGIN trial		● Q2			
Initiate Phase 3 trial		● 1H			
Present ongoing data from ORIGIN trial		●	●		
Present topline Phase 3				● 1H	
BLA submission				● 2H	
Projected launch					●

Vera holds worldwide, exclusive rights to develop and commercialize atacicept

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© 2023 VERA THERAPEUTICS, INC.

Table of Contents Opening Remarks ORIGIN Phase 2b Results Takeaways and Phase 3 Plans Q&A Professor, University of Leicester Founder and CEO, Vera Therapeutics Founder and CEO, Vera Therapeutics CMO, Vera Therapeutics Professor, University of Leicester Founder and CEO, Vera Therapeutics Marshall Fordyce, MD Jonathan Barratt, PhD, FRCP Marshall Fordyce, MD Marshall Fordyce, MD Celia Lin, MD Jonathan Barratt, PhD, FRCP

ORIGIN Phase 2b IgAN Trial: Study Design and Objectives

Multinational, randomized, placebo-controlled trial powered for 28% Δ between pooled 75/150 mg arms vs placebo



Double-Blind Treatment
Open-label Extension (OLE)
Placebo n=30
Atacicept 25 mg qwk n=15
Atacicept 75 mg qwk n=30
Atacicept 150 mg qwk n=30
Atacicept 150 mg qwk
Week 0
24
1° Endpoint
36
2° Endpoint
96/ET

Inclusion Criteria

- Patients ≥18 years old with IgAN on renal biopsy and high risk of disease progression
- Stable and optimized RAASi for 12 weeks
- UPCR-24h >0.75 g/g or UP >0.75 g per 24h
- eGFR ≥30 mL/min/1.73 m^2
- Blood pressure ≤150/90 mmHg

Endpoints

- Primary efficacy: UPCR-24h at week 24 ★
- Key secondary: UPCR-24h at week 36 ★
- eGFR change up to week 96 ☆
- Gd-IgA1 change
- Safety

ET = end of treatment.

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© 2023 VERA THERAPEUTICS, INC.

30% Reduction in Proteinuria is Known to be Clinically Meaningful in IgAN Patients

- 30% reduction in proteinuria at week 36 is associated with improvement of renal function in IgAN as measured by eGFR slope[1]
- Reduction of 30% could delay ESRD by over 10 years[2]

- Early change in proteinuria at week 36 is an approvable surrogate endpoint for FDA accelerated approval, based on precedent set by Calliditas' Tarpeyo
- eGFR slope at 2 years is the key confirmatory endpoint for full approval

1. Inker LA, et al. Am J Kidney Dis 2021;78:340-9.E1; 2. Barratt Lab, University of Leicester.
ESRD = end stage renal disease.

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Randomized Patients Multinational, Randomized, Placebo-controlled Phase 2b Trial

Patient Disposition



Screened, n=232
Screen Failures, n=116
Randomized and Treated, n=116
All Atacicept, n=82
Placebo, n=34
n=82
Safety and ITT population
n=34
n=73 (89%)
Prespecified PP analysis
n=29 (85%)
Excludes patients with protocol violations as identified by blinded third-party CRO
Discontinued n=2 (2%)[1]
Discontinued n=1 (3%)[2]
Completed Week 24 n=80 (98%)
Completed Week 24 n=33 (97%)

Safety data includes all post-week 24 visits available at data-cut December 23, 2022. ITT = intent to treat. PP = per protocol.
1. Discontinued to pursue elective surgery (1) and adverse event (1). 2. Initiated prohibited medication for concomitant disease.

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Demographics and Baseline Characteristics

Mean ± SD or n (%)	Overall n=116	Atacicept 25 mg n=16	Atacicept 75 mg n=33	Atacicept 150 mg n=33	Placebo n=34
Age, y	39	40	41	38	39
Male sex	69 (59)	9 (56)	19 (58)	22 (67)	19 (56)
Race					
White	62 (53)	7 (44)	12 (36)	17 (52)	26 (76)
Asian	51 (44)	7 (44)	20 (61)	16 (48)	8 (24)
Other	3 (3)	2 (12)	1 (3)	0	0
eGFR, mL/min/1.73 m^2	63 ± 27.3	71 ± 28.7	64 ± 25.4	56 ± 22.7	66 ± 31.7
UPCR by 24h urine, g/g	1.6 ± 0.9	1.6 ± 0.8	1.7 ± 0.9	1.7 ± 1.0	1.6 ± 0.8
SGLT2i use	16 (14)	3 (19)	3 (9)	4 (12)	6 (18)

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Data Update: Prespecified PP Analysis UPCR % Change in Atacicept 75 and 150 mg Through Week 36 p-values, percentage changes from baseline, and treatment differences are computed using FDA endorsed mixed-effects modeling which takes into account the effects of baseline UPCR and eGFR. -29% Δ 31%  n= Placebo 29 29 29 9 Atacicept 75 mg 32 32 32 12 Atacicept 150 mg 27 27 27 10 Week Mean ± SE % Change from Baseline in UPCR-24h 3% -47% Δ 48% -41% Δ 34% p=0.025 -10% -28% Δ 20%

Placebo Atacicept 75 mg Atacicept 150 mg % Patients Data Update: Prespecified PP Analysis 33% of Patients on 150 mg Had >50% UPCR Decrease at Week 24 7/32 9/27 4/29

Data Update: Prespecified PP Analysis 43% of Patients on 150 mg with Baseline UPCR ≥1 g/g Achieved <1 g/g at Week 24 Placebo Atacicept 75 mg Atacicept 150 mg % Patients 5/20 8/26 9/21

ITT Analysis in Review UPCR % Change in Atacicept 75 and 150 mg Through Week 36 p-values, percentage changes from baseline, and treatment differences are computed using FDA endorsed mixed-effects modeling which takes into account the effects of baseline UPCR and eGFR. -4% -36% Δ 33% -28% Δ 25% n= Placebo 34 34 34 12 Atacicept 75 mg 33 33 32 12 Atacicept 150 mg 33 32 32 13 Week Mean ± SE % Change from Baseline in UPCR-24h -7% -33% Δ 28% p=0.047 -28% Δ 22%

Atacicept P2 UPCR Data in Context – Best in Class Potential, Derisked for P3 Multinational, Randomized, Placebo-controlled Trials in IgAN at Weeks 24 and 32 This data is based on a cross-trial comparison and not a head-to-head clinical trial, such data may not be directly comparable due to differences in study protocols, conditions and patient populations. 1. Barratt J, et al. Kidney Int 2022;S0085-2538(22)00836-5; 2. Rovin BH, et al. ASN Kidney Week 2022, abstr FR-OR59; 3. Alnylam RNAi Roundtable 2022. FAS = full analysis set; ITT = intent to treat; NR = not reported; PP = per protocol. -10% -41% -7% -33% 10% -31% Week 24 Week 32 Atacicept 150 mg (P3 dose) Tarpeyo1 Cemdisiran3 -41% -2% Iptacopan2 ~-4% ~-18% Placebo/control Active delta Δ 34% Δ 28% NR NR Δ 37% n= 29 27 34 32 94 90 10 11 8 22 p-value p=0.025 p=0.047 NR NR NR Analysis Type Prespecified PP (full data) ITT (full data) FAS (full data) Post-hoc, NR (interim data) NR (full data) SGLT2i use Yes No No No Mean UPCR % Change From Baseline -40 -20 60 20 40 0

Atacicept P2 UPCR Data in Context – Best in Class Potential, Derisked for P3 Multinational, Randomized, Placebo-controlled Trials in IgAN at Week 36 This data is based on a cross-trial comparison and not a head-to-head clinical trial, such data may not be directly comparable due to differences in study protocols, conditions and patient populations. 1. Barratt J, et al. Kidney Int 2022;S0085-2538(22)00836-5; 2. Travere Corporate Overview January 2023; confidence intervals not available; 3. Kooienga L, et al. ASN Kidney Week 2022. *Not a geometric mean, statistical analysis was not performed. FAS = full analysis set; ITT = intent to treat; NR = not reported; PP = per protocol. Mean UPCR % Change From Baseline -40 -20 60 20 40 0 Week 36 -5% -31% -15% -50% Tarpeyo1 Sibeprenlimab3 ~-1% ~-44% Atacicept 150 mg (P3 dose) 3% -47% -4% -36% Placebo/control Active delta Δ 48% Δ 33% Δ 27% Δ 41% Δ 43%* n= 9 10 12 13 89 90 280 72 p-value NR NR p=0.0003 p<0.0001 NR Analysis Type Prespecified PP (interim data) ITT (interim data) FAS (full data) NR (interim data) Descriptive only (interim data) SGLT2i use Yes No No No Sparsentan2 Confidence intervals (CIs) not reported Δ 48% Background RAASi discontinued on Day 1

eGFR Changes in Atacicept 75 and 150 mg Through Week 24 n= Placebo 29 29 29 29 29 Atacicept 75 mg 32 32 32 32 32 Atacicept 150 mg 27 27 27 27 27 Week 34 34 34 34 34 33 33 33 33 32 33 33 33 32 32 Week Mean ± SD Change from Baseline in eGFR, mL/min/1.73 m2 Data Update: Prespecified PP Analysis ITT Analysis

ITT Analysis in Review Summary of Clinical Safety Data Through Week 24 Atacicept was generally well tolerated in IgAN patients, with no reported deaths, low rate (2%) of serious AEs overall, and 1 patient (1%) discontinued atacicept due to AE Infections were balanced between atacicept and placebo No serious AEs in atacicept 150 mg group No patient had study drug discontinuation or interruption due to hypogammaglobulinemia

Table of Contents Opening Remarks ORIGIN Phase 2b Results Takeaways and Phase 3 Plans Q&A Professor, University of Leicester Founder and CEO, Vera Therapeutics Founder and CEO, Vera Therapeutics CMO, Vera Therapeutics Professor, University of Leicester Founder and CEO, Vera Therapeutics Marshall Fordyce, MD Jonathan Barratt, PhD, FRCP Marshall Fordyce, MD Marshall Fordyce, MD Celia Lin, MD Jonathan Barratt, PhD, FRCP

Regulatory Update Rapidly Advance Phase 3 Atacicept 150 mg Dose Selection Met statistical significance in ORIGIN study Can leverage ORIGIN worldwide sites Derisked Phase 3 Same SC formulation and dose as used in Phase 2, similar study design as ORIGIN Phase 2 I © 2023 VERA THERAPEUTICS, INC. Atacicept for IgAN FDA meeting in Q4 2022 enabled alignment on Phase 3 study design to accelerate Phase 3 start

ORIGIN Subgroup Analyses Will Inform Phase 3 Design and Management to Maximize Competitive Positioning Tested atacicept’s anticipated commercial formulation and setting (at home SC self administration) in patients with wide-spectrum disease severity and racially diverse backgrounds Incorporated evolving SOC SGLT2i use in a multinational RCT eGFR SGLT2i use Asian Region UPCR Proprietary subgroup analyses that will inform Phase 3 design and management include:

Endpoints Primary efficacy: UPCR-24h at week 36 to support potential accelerated approval Key secondary: eGFR change up to week 104 Safety Initiation of Phase 3 Pivotal Trial Expected in 1H 2023 Atacicept Once Weekly SC Injection Formulation in Phase 3, Same as Phase 2b Week 0 Atacicept 150 mg qwk Placebo Atacicept 150 mg qwk Double-Blind Treatment Open-label Extension (OLE) 156 36 1° Endpoint 104 2° Endpoint Inclusion Criteria Patients ≥18 years old with IgAN on renal biopsy and high risk of disease progression UPCR-24h 1.0 g/g or UP 1.0 g per 24h eGFR ≥30 mL/min/1.73 m2 Stable and optimized RAASi for 12 weeks Use of SGLT2i allowed Blood pressure ≤150/90 mmHg

Atacicept in IgAN: Development Program Anticipated Timeline 1. Reported original analysis at Barratt J, et al. Nephrol Dial Transplant 2020, abstr MO039 and Barratt J, et al. ASN Kidney Week 2020, abstr SU-OR35; conducted by Merck KGaA. JANUS Phase 2a ORIGIN Phase 2b Trial Phase 3 Trial 2020 2023 2024 2025 Topline Results1 Week 36 Results Initiation Week 36 Results Week 24 Topline Results Ongoing Results BLA Submission

Table of Contents Opening Remarks ORIGIN Phase 2b Results Takeaways and Phase 3 Plans Q&A Professor, University of Leicester Founder and CEO, Vera Therapeutics Founder and CEO, Vera Therapeutics CMO, Vera Therapeutics Professor, University of Leicester Founder and CEO, Vera Therapeutics Marshall Fordyce, MD Jonathan Barratt, PhD, FRCP Marshall Fordyce, MD Marshall Fordyce, MD Celia Lin, MD Jonathan Barratt, PhD, FRCP

© 2023 VERA THERAPEUTICS, INC.